SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ] Definitive Information Statement

                        SUPREME REALTY INVESTMENTS, INC.
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

                        SUPREME REALTY INVESTMENTS, INC.
                 NO. 5A, ZUANSHI GE, FUQIANG YI TIAN MING YUAN,
                      FU TIAN QU, SHENZHEN CITY, P.R. CHINA

                 ----------------------------------------------

                              INFORMATION STATEMENT

                 ----------------------------------------------

      This information statement pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder (the "Information Statement") will be mailed on or about ____________, 2006 to the stockholders of record as of _________, 2006 (the "Record Date") of Supreme Realty Investments, Inc., a Nevada corporation (the "Company") in connection with certain actions to be taken pursuant to the written consent of the stockholders of the Company holding a majority of the outstanding shares of common stock, dated as of May 24, 2006.

      The actions to be taken pursuant to the written consent shall be taken on or about ___________, 2006, 20 days after the mailing of this information statement.

      THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.




                                             By Order of the Board of Directors,

                                             /s/ Zujun Xu
                                             -----------------------------------
                                             Zujun Xu
                                             Chairman of the Board



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                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

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

        NOTICE OF ACTIONS TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF
       STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON
              STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF
                    THE STOCKHOLDERS, DATED AUGUST ____, 2006

To Our Stockholders:

      NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the written consent of stockholders holding a majority of the outstanding shares of common stock dated _________, 2006, in lieu of a special meeting of the stockholders. Such action will be taken on or about __________, 2006:

      1. The articles of incorporation of the Company, as amended (the "Articles of Incorporation"), will be amended to change the Company's name from "Supreme Realty Investments, Inc." to "Home System Group."


                      OUTSTANDING SHARES AND VOTING RIGHTS

      As of the Record Date, the Company's authorized capitalization consisted of 200,000,000 shares of common stock ("Common Stock"), of which __________ shares were issued and outstanding as of the Record Date. Holders of Common Stock have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

      Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by resolution dated August _____, 2006; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

      Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on _____________, 2006.

      The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.


                   AMENDMENT TO THE ARTICLES OF INCORPORATION

      On August 22, 2006, the board of directors of the Company (the "Board of Directors") and on August 23, 2006, the stockholders of the Company holding a majority of the outstanding shares of common stock of the Company approved an amendment to the Articles of Incorporation to change the Company's name from Supreme Realty Investments, Inc. to Home System Group. A copy of the Certificate of Amendment to the Articles of Incorporation is annexed hereto as Appendix A.

                        THE CHANGE OF THE COMPANY'S NAME

      The amendments to the Articles of Incorporation will change the Company's name from Supreme Realty Investments, Inc. to Home System Group. The Company is changing its name in connection with the recent merger completed by the Company.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of August 18, 2006, concerning shares of common stock of the Company, the only class of its securities that are issued and outstanding, held by (1) each stockholder known by the Company to own beneficially more than five percent of the common stock,
(2) each director of the Company, (3) each executive officer of the Company, and
(4) all directors and executive officers of the Company as a group:

                                                                      AMOUNT AND NATURE                  PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                            OF BENEFICIAL OWNERSHIP           OF COMMON STOCK(2)
-----------------------------------------------------------------------------------------------------------------------
Li Wei Qiu                                                                2,080,000                         14.1%
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Cheung Kin Wai                                                            1,600,000                         10.8%
-----------------------------------------------------------------------------------------------------------------------
Liu Jing                                                                      0                               0
-----------------------------------------------------------------------------------------------------------------------
Zujun Xu                                                                   882,100                            6%
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Yujiao Xiong                                                               825,000                           5.6%
-----------------------------------------------------------------------------------------------------------------------
Chaohui Wu                                                                 825,000                           5.6%
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Pingxin Liu                                                                825,000                           5.6%
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Bo Chen                                                                    825,000                           5.6%
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Youming Xiong                                                              825,000                           5.6%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
All directors and executive officers as a group (3 persons)               3,680,000                         24.9%
-----------------------------------------------------------------------------------------------------------------------

(1) Unless otherwise indicated in the footnotes to the table, each stockholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it. Percentages of less than one percent have been omitted from the table.
(2) Percentage based upon 14,753,987 shares of Common Stock of the Company outstanding as of August 18, 2006.


                         CHANGE IN CONTROL ARRANGEMENTS

      On August 4, 2006, the Company entered into an agreement and plan of merger with XY Acquisition Corporation ("XY"), Home System Group, Inc. ("HSG"), Cheung Kin Wai, Li Wei Qiu, Ye Bo Quan, Li Shu Bo, Huang Jian Wei, Value Global International Limited, Simple (Hong Kong) Investment & Management Company Limited, First Capital Limited, Shenzhen Dingyi Investment Company Limited, China US Bridge Capital Limited (the "Merger Agreement").

      Under the Merger Agreement, in exchange of surrendering their shares in HSG, the HSG Shareholders received only stock consideration. The stock consideration consisted of 8,000,000 newly issued shares of the Company's common stock, which were divided proportionally among the HSG Shareholders in accordance with their respective ownership interests in HSG immediately before the completion Merger Transaction.

      Immediately prior to the closing of the Transaction, Zujun Xu served as the sole member of the Board of Directors. Pursuant to the terms and conditions set forth in the Merger Agreement, immediately following the closing of the Transaction, (1) Li Wei Qiu and Cheung Kin Wai were appointed to the Board of Directors, (2) Zujun Xu tendered an undated resignation from the Board of Directors, with the understanding that such resignation would be accepted at a future date, to be determined by HSG, after the closing of the Transaction, and
(3) the parties agreed to appoint Li Wei Qiu and Cheung Kin Wai, to the Board of Directors at a future date to be determined.

      With the completion of the Transaction, the appointment of Li Wei Qiu and Cheung Kin Wai to the Board of Directors and the resignation of Zujun Xu from the Board of Directors, there will be no arrangements that would result in a change in control of the Company.

                             ADDITIONAL INFORMATION

      The Company will provide upon request and without charge to each stockholder receiving this Information Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, including the financial statements and financial statement schedule information included therein, as filed with the Securities and Exchange Commission. The Annual Report is incorporated in this Information Statement. You are encouraged to review the Annual Report together with subsequent information filed by the Company with the Securities and Exchange Commission and other publicly available information.


                                             By Order of the Board of Directors,


                                             /s/ Zujun Xu
                                             -----------------------------------
                                             Zujun Xu
                                             Chairman of the Board

                                   APPENDIX A

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4299
(775) 684 5708
WEBSITE: SECRETARYOFSTATE.BIZ

                            CERTIFICATE OF AMENDMENT
                       (PURSUANT TO NRS 78.385 AND 78.390)


          IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPLETING FORM.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS
          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

1. Name of corporation: SUPREME REALTY INVESTMENTS, INC.

2. The articles have been amended as follows (provide article numbers, if available):

      ARTICLE I IS HEREBY AMENDED TO READ AS FOLLOWS:

      "ARTICLE I. THE NAME OF THE CORPORATION IS HOME SYSTEM GROUP"

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 14,382,113.

4. Effective date of filing (optional):

_______________________________________________________________
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required):

_______________________________________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES. . NEVADA SECRETARY OF STATE AM 78.385 AMEND 2003 REVISED ON: 09/29/05